Share repurchase program	12 Months Ended
Dec. 31, 2012
Share repurchase program

17. Share repurchase program

In November 2012, the Group’s Board authorized a share repurchase program to repurchase a total of 7,859,550 ordinary shares (equivalent to 2,619,850 American Depositary Shares (“ADSs”)) in the form of ordinary shares and ADSs from a limited number of former company employees and their affiliates, representing the entire shareholdings in the Group held by such individuals. The purchase price is $1.1 per ordinary share (equivalent to $3.3 per ADS) was established based on, among other factors, a discount of 15.2% to the Group’s cash assets value per share as of September 30, 2012. The Group does not believe that this agreement represents a firm commitment, as there is no disincentive for performance. As such, the Group has not recorded any commitments or contingencies on the balance sheet as of December 31, 2012.